Execution Copy


                     FORBEARANCE AND INTERCREDITOR AGREEMENT


         FORBEARANCE AND INTERCREDITOR AGREEMENT, dated as of October 12, 1998, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GREENWICH FUND, L.P., a Delaware limited partnership, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership (each a "Facility Lender" and collectively, the "Facility Lenders"), and BANKBOSTON, N.A. (the "Existing Lender"). Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement (as hereinafter defined) as such terms are defined in the Loan Agreement on the date hereof.

                                    RECITALS

         A. The Company intends to enter into a Loan Agreement, dated as of October 12, 1998 (as the same may be modified, supplemented or restated from time to time, the "Loan Agreement"), between the Company, as borrower, and the Facility Lenders, pursuant to which the Facility Lenders will agree to extend to the Company Commitments to loan, in the aggregate, $33,000,000 (the "Loans"), subject to the terms and conditions set forth in the Loan Agreement, which Loans are evidenced by the Notes and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents.

         B. Pursuant to (i) a Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, by and among the Company, certain of its Subsidiaries and the Existing Lender (the "Bridge Loan Agreement"), (ii) a Loan and Security Agreement, dated December 31, 1996, as amended from time to time, by and among the Company, certain of its Subsidiaries and the Existing Lender (the "1996 Agreement"), (iii) the Loan and Security Agreement, dated March 18, 1994, as amended from time to time, by and among the Company, certain of its Subsidiaries and the Existing Lender (the "Warehouse Agreement"), (iv) the Loan Agreement, to be dated October 15, 1998, by and among the Company, certain of its Subsidiaries and the Existing Lender (the "New Facility"), and together with the Bridge Loan Agreement, the 1996 Agreement, the Warehouse Agreement (the "Existing Loan Agreements"), and other related agreements in favor of the Existing Lender (collectively with the Existing Loan Agreements, the "Existing Loan Documents"), the Existing Lender has agreed to provide financing to the Company from time to time, to enable the Company to finance certain mortgage loans and for other purposes provided therein; and the Company has granted the Existing Lender a security interest in the New Cash Collateral to secure its obligations under the New Facility and the Company and certain of its Subsidiaries have granted a security interest in the Collateral (as hereinafter defined) in order to secure their respective obligations under the Existing Loan Documents (the "Existing Obligations").

         C. In order to induce the Facility Lenders to enter into the Loan Agreement, the Facility Lenders, the Company, and the Existing Lender have agreed to enter into this Agreement (the "Forbearance Agreement"), whereby the Existing Lender will agree, subject to the terms and conditions of this Agreement, (i) to refrain from exercising certain rights and remedies it has under the Existing Loan Agreements for a period of 45 days and, in certain events, 90 days, (ii) to acknowledge and consent to the creation of a junior lien on the Collateral, and (iii) to agree that following payment in full of their obligations under the Existing Loan Agreements, the Existing Lender will hold the Collateral for the benefit of the Facility Lenders or, if the Collateral held is subject to any other prior liens of any other creditor for the benefit of such other creditor.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Lender and the Facility Lenders agree as follows:

         Section 1. Standstill. (a) Each of the Facility Lenders and the Existing Lender agrees, subject to the terms of this Agreement, that for the Standstill Period, it shall not:

                  (i) file or join in the filing of any involuntary petition in bankruptcy with respect to the Company or its Subsidiaries, or initiate or participate in any similar proceedings for the benefit of creditors, including any proceeding for the appointment of a trustee, receiver, conservator or liquidator of the Company or its Subsidiaries or any portion of its assets;

                  (ii) seek to collect or enforce by litigation or otherwise, any payment obligations under the Existing Loan Documents or the Loan Documents; provided that nothing in this Section 1 shall prohibit the Facility Lenders from exercising their Exchange Option or the Existing Lender from collecting payments in respect of the Standstill Advances;

                  (iii) make any Margin  Calls or other  demands  for payment in respect of, or additional collateral to secure the Existing Obligations; provided, however, that this clause shall not adversely affect the right of the Existing Lender to take any


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

         actions to preserve, protect or perfect its liens in the Collateral or
         the  New  Facility  Cash   Collateral  or  the  Existing  Lender  from
         collecting payments in respect of the Standstill Advances;

                  (iv) declare a default or event of default under, or exercise or enforce any right or remedy under, or accelerate the maturity of any Existing Obligation or Loan under, any Existing Loan Document or Loan Document; or

                  (v) seek to attach, sequester or otherwise proceed against any of the Collateral.

                  (b) The Standstill Period may be terminated by the Existing Lender or the Facility Lenders by written notice to the Company and each other Creditor upon the occurrence of any of the following:

                       (i) a failure by the Company under any Existing Loan Agreement to make to the Existing Lender any scheduled payment of interest, which failure continues unremedied for two days, or any payment of principal due in respect of the Standstill Advances required to be repaid in accordance with Section 8 hereof;

                       (ii) any intentional fraud or misrepresentation by the Company;

                       (iii)  immediately   upon  a   failure  of the  Facility
         Lenders to make an Advance (as defined in the Loan Agreement) under the Loan Agreement following a request of the Company thereunder;

                       (iv) immediately in the event any Other Existing Lender takes any of the actions described in Section 1(a) of its Other Intercreditor Agreement, whether or not it shall have given notice of termination of the Standstill Period;

                       (v) the conditions to the obligations of the Facility Lenders to fund the Initial Advance shall not have been satisfied or waived by the Facility Lenders and the Facility Lenders, if requested by the Company to fund the Initial Advance, shall not have funded the Initial Advance at or before 12:00 noon, New York City time, on October 16, 1998;

                       (vi) the condition contained in clause (y) of the definition of "Standstill Period" to the extension of the Standstill Period beyond the date which is 45 days from and after the date hereof shall not have been satisfied on or before such date;

                       (vii) a Change of Control or payment of the Take-Out Premium; or

                       (viii) an event shall occur and be continuing for a period of ten Business Days which permits any holder of indebtedness for borrowed money of the Company or any Subsidiary outstanding (other than any Creditor) to accelerate the maturity of such indebtedness or exercise remedies with respect to property of the Company or any Subsidiary, without such indebtedness being paid or the rights of such holder to take such action being waived, stayed or subjected to a standstill or other agreement of such holder to forbear from exercising remedies, reasonably satisfactory to the Creditors.

         (c) The Standstill Period shall terminate automatically without notice or other action by any Creditor upon the occurrence of any of the following:

                       (i) the Company or any Subsidiary shall consent to the appoint ment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Company or any Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due, or shall make a general assignment for the benefit of its creditors; or the Company or any Subsidiary shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law; or the Company or any Subsidiary shall file an answer admitting the material allegations of a petition filed against the Company in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an arrangement, agree ment, composition, extension or adjustment with its creditors; or the Company or any Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the foregoing; or

                       (ii) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the


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

Company, a receiver, trustee or liquidator of the Company or any Subsidiary or of any substantial part of its property, or any substantial part of the property of the Company or any Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof; or

                       (iii) an involuntary petition against the Company or any Subsidiary in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Company or any Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company or any Subsidiary or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 30 days.

         Section 2. Grant of Security Interest. (a) In order to secure full and timely payment of the Obligations under the Loan Agreement, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company and each Subsidiary hereby mortgages, pledges and assigns and transfers to the Facility Lenders, and grants to the Facility Lenders, a continuing perfected security interest in, and a lien in the Collateral (other than the New Facility Cash Collateral). The Facility Lenders agree to release their lien in respect of any whole loan mortgage, which is sold by the Company to the Existing Lender for a purchase price not less than the advance rate in respect of such mortgage and to the extent necessary to permit payments of interest under the Existing Loan Documents and/or principal required hereunder with respect to the Standstill Advances.

         (b) The Facility Lenders agree for the benefit of the Existing Lender that during the continuance of the Standstill Period and thereafter until the earlier of (i) the satisfaction of the Existing Obligations in full, (ii) the exercise by the Existing Lender of any right to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral, and (iii) 180 days after the expiration or earlier termination of the Standstill Period, the Facility Lenders will not seek to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral or the New Facility Cash Collateral, provided that nothing herein shall restrict the Facility Lenders from commencing suit on its Notes or for payment of its Loan or enforcement of any other obligation owing to it under the Loan Documents.

         Section 3. Acknowledgment and Priorities. The Existing Lender hereby acknowledges and consents to the entrance by the Company into the Loan Documents and the granting of the lien in the Collateral granted pursuant to Section 2; provided, however, notwithstanding anything to the contrary contained in the Loan Agreement, the Notes or any of the Loan Documents, any security interest in or other rights with respect to any Collateral or the New Facility Cash Collateral granted to secure the Existing Obligations under the Existing Loan Agreements or otherwise has and shall have priority, to the extent of the Existing Obligations, over any security interest in such Collateral granted pursuant to the Loan Agreement or the other Loan Documents irrespective of:

                  (i) the time, order or method of attachment or perfection of the security interest created by this Agreement, any Loan Agreement or any Loan Document;

                  (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

                  (iii) anything contained in any filing or agreement to which the Facility Lenders, the Company, the Collateral Agent under the Security Documents now or hereafter may be a party, and

                  (iv) the rules for determining priority under the U.C.C. or other laws governing the relative priorities of secured creditors.

         (b) The Existing Lender hereby agrees that, following payment in full of all the Existing Obligations hereunder, any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, held by it shall be held for the benefit of the Facility Lenders, provided that if such Collateral is then subject to the prior lien of another creditor, the Existing Lender may hold it for the benefit of such other creditor and the Facility Lenders as their interests may appear. If the Existing Lender has elected not to hold such Collateral following payment in full of the Existing Obligations, it shall promptly forward any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, to the Collateral Agent, provided that if such Collateral is then subject to the prior lien of another creditor, the Existing Lender may forward such Collateral, proceeds and products thereof to such other creditor or, in the event of a dispute, to such party as a court of competent jurisdiction may direct.


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

         Section 4. Reserved Rights. Notwithstanding anything in this Agreement to the contrary, but subject to Section 8 hereof, the Company and the Facility Lenders agree that this Agreement (except as expressly provided in Section 8) shall in no manner impair any right of the Existing Lender or the Facility Lenders under any Existing Loan Agreement or the Loan Agreement, respectively, to enforce any condition precedent to any obligation it may have thereunder to make future Advances or Facility Advances to the Company and its Subsidiaries, nor shall this Agreement limit the right of the Existing Lender to make Margin Calls in respect of the hedging transactions with respect to U.S. treasury securities that the Company may have entered into with the Existing Lender outside of the Existing Loan Documents. All rights and obligations of the Existing Lender under the Existing Loan Documents to make Advances or not make Advances and all rights of the Facility Lenders to make Facility Advances or not make Facility Advances shall not be affected by this Agreement, except as otherwise provided in Section 8 hereof.

         Section 5. Additional Interest. In consideration of the Existing Lender's entering into this Agreement, the Company shall pay the Existing Lender additional interest of $1,000,000 payable in immediately available funds to such account at such bank as the Existing Lender may direct upon the earlier of (i) expiration of the Standstill Period or (ii) repayment of the Existing Obligations in full.

         Section 6. Conditions Precedent. The obligations of the parties hereto under this Agreement to carry out their obligations hereunder shall be subject to the condition that each of the other existing Lenders listed on Schedule I (the "Other Existing Lenders") shall have entered into intercreditor agreements substantially the same as this Agreement (the "Other Intercreditor Agreements"), and if any Other Existing Lender shall have entered into an intercreditor agreement which by its terms is, in the reasonable judgment of the Existing Lender, more favorable to such Other Existing Lender, it shall be a condition to the performance of the Existing Lender hereunder that the Company and the Facility Lenders amend this Agreement to provide the Existing Lender with the benefit of such more favorable terms (other than any fee payable pursuant to Section 5 hereof or of any Other Intercreditor Agreement or any other economic consideration payable to any Other Existing Lender under any other agreement). The Company shall furnish the Existing Lender complete and correct copies of each such Other Intercreditor Agreement.

         Section 7. Certain Definitions.

         "Advance" means any advance made by the Existing Lender under the Existing Loan Agreements.


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

         "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of the Preferred Stock to the Facility Lenders upon exercise of the Exchange Option):

                           (i) any  "Person"  (as such term is used in  Sections
                  13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year), directly or indirectly, of more than 50% of the Voting Stock of the Company; or

                           (ii) the Company consummates any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or

                           (iii) the Company engages in a merger,  consolidation
                  or similar business combination with any third party.

         "Collateral" means (i) all of the Company's or any Subsidiary's rights to payment of money arising out of, related to, or created in connection with (whether such rights are classified under the applicable Uniform Commercial Code as general intangibles, accounts, certificated securities, uncertificated securities or otherwise): (a) all Securitization Receivables and any other interest of the Company or any Subsidiary, in the Securitization Transactions (other than cash paid to or for the account of the Company in respect of the transfer by the Company or any Subsidiary of mortgage loans to the Trustee in respect of a Securitization Transaction) and similar rights or interests of the Company or any Subsidiary, (b) all payments to be paid to the Company or any Subsidiary pursuant to such Securitization Transactions (other than cash paid to or for the account of the Company in respect of the transfer by the Company of mortgage loans to the Trustee in respect of a Securitization Transaction) and
(c) all Servicing Fees, Servicing Rights, Servicing Advances and any similar rights or interests of the Company or any Subsidiary in respect of any of the foregoing (a) through (c); (ii) all business records, computer tapes, software, microfiche, or recorded data of any kind or nature, regardless of the medium, necessary to identify, locate and collect the foregoing; (iii) all cash from time to time  deposited  in any  deposit  account  of any of the  Company or any
Subsidiary with the Existing Lender, in connection with this Agreement, including, without limitation, the Loan Collateral Account; (iv) all other collateral described in Schedule II hereto, including, without limitation, all accounts, inventory, equipment, general intangibles, investment property (including the capital stock of the Subsidiaries),


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

(v) any other right, interest or property of the Company or any Subsidiary now or hereafter securing the performance by the Company or any Subsidiary of the Existing Obligations; and (vi) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         "Common Stock" means the Company's common stock, par value $0.01 per share.

         "Creditor" means any of the Facility Lenders, the Existing Lender or any Other Existing Lender.

         "Facility Advance" means any advance made by the Facility Lenders under the Loan Agreement.

         "Letter of Intent" means a non-binding letter of intent between the Company and one or more creditworthy Persons having the financial and other capacity to consummate the transaction contemplated thereby, providing for (i) a merger, consolidation, share exchange, business combination or other similar transaction involving the Company in which the outstanding Common Stock is converted into the right to receive cash or securities of a Qualifying Issuer;
(ii) a sale, conveyance, lease, exchange, transfer or other disposition of all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, in a single transaction or in a series of transactions outside of the ordinary course of business in return for cash or securities of a Qualifying Issuer; or (iii) a tender offer or exchange offer for any and all of the outstanding shares of Common Stock in return for cash or securities of a Qualifying Issuer, in each case which, upon consummation of the transactions contemplated thereby, would result in a Change of Control and which letter of intent contemplates the repayment of all of the Existing Obligations in full.

         "Loan Collateral Account" means the demand deposit account established by the Company with the Existing Lender pursuant to the Existing Loan Agreements for collection of the cash flow from the Collateral (other than cash flow from Servicing Rights) and into which the Company has instructed all relevant parties to deposit all Cash Flow from Collateral (other than cash flow from Servicing Rights).

         "Margin Call" means the right of the Existing Lender or the Facility Lender to give notice to require the Company to transfer to the Existing Lender or the Facility Lender cash or additional Collateral.


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

         "New Facility Cash Collateral" means cash in an amount not less than 110% of the amount of any Standstill Advance outstanding under the New Facility to be deposited with, and pledged to, the Existing Lender to secure the New Facility.

         "Qualifying Issuer" means an issuer the outstanding common stock or other common equity securities of which is listed on the New York Stock Exchange or NASDAQ National Market System.

         "Securitization Receivables" means all rights of the Company or any Subsidiary to receive payments (including, without limitation, assets classified as residual strips, certificates, or interest only strips on the Company's financial statements) under a Securitization Transaction but excluding rights to receive payments in respect of Servicing Fees.

         "Securitization Transaction" means any transaction, however named, between the Company or any Subsidiary and any one or more purchasers and/or investors which provides for the monetization of a discrete pool of mortgage loans and/or mortgage notes through debt securities or ownership interests issued by a special purpose vehicle supported or backed by mortgage loans and/or mortgage notes that have been transferred to the special purpose vehicle by the Company or any such Subsidiary.

         "Servicing Advances" means all remittances advanced by the Company or any Subsidiary to a Trustee under the Company's or any such Subsidiary's servicing agreement, and the right to receive a payment of such advances.

         "Servicing Fees" means all payments arising out of, related to, or created in connection with a Person's duties and obligations as a servicer pursuant to the terms of a Securitization Transaction.

         "Servicing Rights" means all of any Company's and any Subsidiary's rights to payment arising out of, related to, or created in connection with its role as servicer under any of the Securitization Transactions or in connection with its performance of a similar role with respect to any other transaction or arrangement.

         "Standstill Advances" has the meaning given in Section 8.

         "Standstill Commitment" has the meaning given in Section 8.

         "Standstill Period" means a period ending on the first to occur of (i) the later of (x) 45 days from and after October 12, 1998 and (y) if the Company shall have,


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

on or before the 45th day from and after October 12, 1998, entered into a Letter of Intent and delivered (by facsimile transmission or otherwise in accordance with Section 16 hereof) to each Creditor a complete and correct copy thereof, together with an Updated Business Plan showing the projected working capital requirements of the Company for the period ending on the expected date of closing of the transaction contemplated by the Letter of Intent and commitments from creditworthy parties which, in the aggregate, are sufficient to satisfy the Company's projected working capital requirements during such period, 90 days from and after October 12, 1998, or (ii) termination of the Standstill Period in accordance with Section 1(b) or 1(c) hereof.

         "Subsidiary" or "Subsidiaries" means those Subsidiaries which are signatories hereto and any other entities which hereafter become a subsidiary of the Company (or of any of the Company's Subsidiaries).

         "Trustee" means the trustee under the trust established for the benefit of the purchasers under a Securitization Transaction.

         Section 8. Advances under the Loan Agreement and Standstill Advances under the Existing Loan Agreements; etc. (a) During the Standstill Period, the Existing Lender will make Advances ("Standstill Advances") from time to time at the request of the Company up to the sum of Two Million Five Hundred Thousand Dollars ($2,500,000) as a bridge loan under the 1996 Loan Agreement and Five Million Dollars ($5,000,000) under the New Facility (collectively, the "Standstill Commitment"), subject to compliance with the conditions to such Standstill Advances under the 1996 Loan Agreement and the New Facility, respectively, which New Facility shall contain terms and conditions mutually satisfactory to the parties hereto, provided that during the Standstill Period the absence of a payment default in respect of the Existing Loan Agreements (other than in respect of required repayments of Standstill Advances as hereinafter provided) or any default or event of default thereunder in respect of the indebtedness owing to any Other Existing Lender or the Facility Lenders shall not be a condition to the Existing Lender's obligation to make such Standstill Advances. Notwithstanding the foregoing, the Existing Lender shall not be obligated to make Standstill Advances in the event of the occurrence of any of the events described in Section 1(b) or 1(c) hereof (without regard to any grace period provided therein). Standstill Advances under the New Facility will be made on a revolving basis and Standstill Advances may be repaid and, in the case of Standstill Advances under the New Facility, reborrowed from time to time by the Company, provided that the Existing Lender's obligations to make Standstill Advances will be conditioned on, and the Company agrees that, such Standstill Advances will be made, repaid and, in the case of Standstill Advances under the New Facility, reborrowed only pro rata with the Facility

Advances under the Loan Agreement based on the Existing Lender's and Facility Lenders' respective Standstill Commitment and Commitments. Interest shall accrue on such Advances at the rate of 10% per annum except that upon the occurrence and during the continuance of events described in Section 1(b) or (c) herein, interest shall accrue at 14%.

         (b) The Company shall give prior written notice to the Existing Lender and the Facility Lenders of each request for a Facility Advance under Section
2.10 of the Loan Agreement and each request for a Standstill Advance contemporaneously with making such request to the Facility Lenders and the Existing Lender. The Company shall give written notice to the Existing Lender and the Facility Lenders immediately upon either the funding of a Facility Advance or a Standstill Advance, as applicable (together with such evidence thereof as the Existing Lender, in the case of a Facility Advance, or the Facility Lenders, in the case of a Standstill Advance, may reasonably request) or the refusal of Facility Lender to fund such Facility Advance or of the Existing Lender to fund such Standstill Advance, as the case may be.

         (c) Except as provided in Section 8(a), the Company shall not be entitled to receive, and the Existing Lender shall have no obligation to make any loans and advances under any of the Existing Loan Documents.

         (d) The New Facility shall be secured by the Collateral and the New Facility Cash Collateral.

         (e) The Company shall give each Creditor prompt written notice of any event which upon notice or lapse of time or both would constitute an event of default in respect of any of its outstanding Debt.

         (f) Notwithstanding the provisions of the Existing Loan Agreement, during the Standstill Period, the Company shall pay interest on the principal amount outstanding under the Existing Loan Agreements to the Existing Lender weekly on Friday of each week or, if Friday is not a Business Day, on the next Business Day.

         (g) During the Standstill Period (without limiting any obligations under the Existing Loan Documents), the Company shall deliver to the Existing Lender at the same time it delivers to the Facility Lenders, the Disclosure Letter, the Three-Month Business Plan, any Updated Business Plan and all other financial statements and reports required to be provided to the Facility Lenders pursuant to Section 5.5 of the Loan Agreement. The Company shall cooperate with the Existing Lender and its financial consultants and provide the Existing Lender and such consultants with such information and the opportunity to consult with its executive officers and accountants as the Existing Lender may reasonably request.

         Section 9. Acknowledgment of Obligations. The Company and each Subsidiary acknowledges that, as of the date hereof, the principal balance of the obligations under the Existing Loan Agreements are as follows: (a) the Bridge Loan Agreement: $45,000,000; (b) the 1996 Agreement: $42,500,000; and (c) the Warehouse Agreement: $0. The Company and each Subsidiary acknowledges that its obligations under the Existing Loan Documents and the liens on the Collateral securing the Existing Obligations remain in full force and effect, that the Existing Obligations under the 1996 Agreement and the Bridge Loan Agreement matured on October 10, 1998 and have not been paid, and that the Company and each such Subsidiary have no defenses, counterclaims or offsets to its obligations under the Existing Loan Documents and that such liens are valid, perfected and enforceable. The Company and each Subsidiary hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of the Existing Obligations and the obligations under the Loan Documents and the Company, each Subsidiary and each Creditor consents to the modification of the stay to permit the exercise by the Existing Lender or the Facility Lenders of their rights in respect of the Collateral, provided that the foregoing shall not be construed to modify the provisions of Sections 2(b) and 3 hereof. This document shall not constitute a waiver, amendment or modification of the Existing Loan Documents, the Existing Obligations, any defaults by the Company under the Existing Loan Documents or the Loan Documents and shall not be construed as a waiver or consent to any future action on the part of the Company or any Subsidiary that would require a waiver or consent of the Existing Lender or the Facility Lenders. The Company and each Subsidiary hereby releases the Existing Lender, its officers, directors and participants from any and all claims in respect of the Existing Loan Documents and in respect of actions taken or not taken on or prior to the date of execution and delivery hereof.

         Section 10. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by the Existing Lender, the Other Existing Lenders and the Facility Lenders. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         Section 11. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         Section 13. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT OT CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF SUFFOLK, COMMONWEALTH OF MASSACHUSETTS UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 16.

         Section 14. Expenses. In addition to the foregoing, the Company will also reimburse the Existing Lender and the Facility Lenders promptly for their reasonable out-of-pocket costs and expenses incurred by such Persons or their respective employees, agents or advisors in connection with the performance of their respective obligations and duties hereunder and, to the extent the Existing Loan Documents so provide, under the Existing Loan Documents, and for any reasonable fees and expenses of legal or other professional advisors to the Existing Lender and the Facility Lenders engaged in connection with the preparation and negotiation of this Agreement.

          Section 15. Agreement May Constitute Financing Statement. The
Company and the Existing Lender consents to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Facility Lenders may determine such filing to be necessary or desirable.

         Section 16. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party and each other Creditor.
(a) if to the Lender, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013,
Attn.:  Sanjay Patel; Tel: (212) 826-1149,  Fax: (212) 816-0166;  with a copy to
Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, Attn.: Steven Ostner, Tel: (212) 909-6000, Fax: (212) 909-6836; (b) if to the Company, IMC
Mortgage Company, 5901 E. Fowler Avenue, Tampa, Florida 33617, Attn.: President,
Tel: (813) 984-2533, Fax: (813) 984-2593; with a copy to Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207; and (c) and if to the Existing
Lender: BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110 Attn.:Ms. Corrinne Barrett, Tel: (617) 434-0946, Fax: (617) 434-4775; with a copy to Riemer & Braunstein,  Attn.: David S. Berman, Esq., Tel: (617) 523-9000;
Fax: (617) 723-6831; and if to any of the Other Existing Lenders, to such person and at the address and facsimile number provided in the corresponding section of the Other Intercreditor Agreement for notice to such Other Existing Lender. Each such notice, request or other communication shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this Sec tion 16 or such section of such Other Intercreditor Agreement, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

           Section 17. Binding Effect; Third Party Beneficiaries. This
Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns and to each of the other Creditors, each of which is an intended third-party beneficiary hereof. Neither the Facility Lenders nor the Existing Lender may sell, assign, participate or otherwise transfer or dispose of all or any portion of the Loan or the Existing Obligations to any Person unless such Person shall have assumed and agreed to be bound by the terms hereof by written instrument in form reasonably satisfactory to the Company and each other Creditor.

         Section 18. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                       IMC MORTGAGE COMPANY


                                       By  /s/
                                          -------------------------
                                       Name:
                                       Title:


                                       BANKBOSTON, N.A.


                                       By  /s/
                                          -------------------------
                                       Name:
                                       Title:

                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                    GSCP OFFSHORE FUND, L.P.
                                    GREENWICH FUND, L.P.

                                         By:      GREENWICH STREET
                                                   INVESTMENTS II, L.L.C.,
                                                   their General Partner

                                       By  /s/
                                          -------------------------
                                       Name:
                                       Title:

This Forbearance and Intercreditor Agreement
is hereby acknowledged and agreed to by:


IMC CORPORATION OF AMERICA


By  /s/
    ----------------------
    Name:
    Title:


IMC CREDIT CARD, INC.


By  /s/
    ----------------------
    Name:
    Title:


IMC MORTGAGE COMPANY CANADA, LTD.


By  /s/
    ----------------------
    Name:
    Title:

AMERICAN HOME EQUITY CORPORATION


By  /s/
    ----------------------
    Name:
    Title:


IMC INVESTMENT CORPORATION


By  /s/
    ----------------------
    Name:
    Title:


IMC INVESTMENT LIMITED PARTNERSHIP


By  /s/
    ----------------------
    Name:
    Title:


ACG FINANCIAL SERVICES (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:



AMERICAN MORTGAGE REDUCTION, INC.


By  /s/
    ----------------------
    Name:
    Title:

CENTRAL MONEY MORTGAGE CO. (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:


COREWEST BANC


By  /s/
    ----------------------
    Name:
    Title:


EQUITY MORTGAGE CO. (IMC),  INC.


By  /s/
    ----------------------
    Name:
    Title:


IMCC INTERNATIONAL, INC.


By  /s/
    ----------------------
    Name:
    Title:


MORTGAGE AMERICA (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:

NATIONAL LENDING CENTER, INC.


By  /s/
    ----------------------
    Name:
    Title:


NATIONAL LENDING CENTER TILT, INC.


By  /s/
    ----------------------
    Name:
    Title:


NATIONAL LENDING GROUP, INC.


By  /s/
    ----------------------
    Name:
    Title:


RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:

                                                   Schedule I to the Forbearance
                                                     and Intercreditor Agreement



                             Other Existing Lenders

Master Repurchase Agreement, dated as of March 29, 1996, as amended from time to time, by and among Bear Stearns Home Equity Trust and the Company and certain of the Company's Subsidiaries.

Master Repurchase Agreement, dated as of May 1, 1997 Between Bear, Stearns International Limited and Industry Mortgage Company, L.P.

Institutional Account Agreement, dated October 23, 1996, between and among Industry Mortgage Company, L.P. and Bear Stearns.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as lender.

Loan and Security Agreement, dated March 17, 1998, by and among IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc.,
American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and Aspen Funding Corp., as lender

Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.

                                              Schedule II to the Forbearance and
                                                         Intercreditor Agreement


                              Additional Collateral

                           [see attached description]



                                       2